SCHEDULE 14A
(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

         Filed by the registrant  [X]

         Filed by a party other than the registrant  [ ]

         Check the appropriate box:
         [X]     Preliminary proxy statement
         [ ]     Definitive proxy statement
         [ ]     Definitive additional materials
         [ ]     Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                               Kinark Corporation


(Name of Registrant as Specified in Its Charter)

                                 Paul A. Quiros, 400 Colony Square, Suite 2200,


         1201 Peachtree Street, Atlanta, Georgia  30361; (404) 817-6000
 (Name of Person(s) Filing Proxy Statement)
Payment of filing fee (Check the appropriate box):
         [X]     $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or
14a-
6(j)(2).
         [ ]     $500 per each party to the controversy pursuant to Exchange
Act
 Rule
                 14a-6(i)(3).
         [ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4)

and 0-
11.

         (1)     Title of each class of securities to which transaction
applies:
                     Common Stock - $.10 par value per share
         (2)     Aggregate number of securities to which transactions applies:
                                  6,066,536 Shares of Common Stock
         (3)     Per unit price or other underlying value of transaction
computed
pursuant to Exchange Act Rule 0-11:1
_______________________________________________________________________________
         (4)     Proposed maximum aggregate value of transaction:
_______________________________________________________________________________

         [ ]     Check box if any part of the fee is offset as provided by
Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)     Amount previously paid:
______________________________________________________________________________
         (2)     Form, schedule or registration statement no.:
______________________________________________________________________________
         (3)     Filing party:
______________________________________________________________________________
         (4)     Date filed:
______________________________________________________________________________

____________________
1 Set forth the amount on which the filing fee is calculated and state how it was determined.
KINARK CORPORATION LETTERHEAD APPEARS HERE




May 3, 1996


ANNUAL MEETING - JUNE 5, 1996


Dear Kinark Stockholder:

         On behalf of the Board of Directors and management, it is my pleasure to invite you to attend the Annual Meeting of Stockholders on Wednesday, June 5, 1996, in Tulsa, Oklahoma.

         Business matters expected to be acted upon at the meeting are described in
detail in the accompanying Notice of the Annual Meeting and Proxy Statement. Members of management will report on the Company's operations, followed by a period for questions and discussion. As customary, a report on the meeting will be included in the Company's second quarter earnings announcement.

         We hope you can attend the meeting. Regardless of the number of shares you own, your vote is very important. Please ensure that your shares will be represented at the meeting by signing and returning your proxy now, even if you plan to attend the meeting.

         Thank you for your continued interest in the Company.


                                                           Sincerely,


                                                  /s/ Michael T. Crimmins
                                                      Michael T. Crimmins
                                                    Chairman of the Board


PLEASE SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED, POSTAGE-PAID ENVELOPE.

KINARK CORPORATION LETTERHEAD APPEARS HERE


NOTICE OF ANNUAL MEETING
TULSA, OKLAHOMA, JUNE 5, 1996


To the Stockholders of KINARK CORPORATION:

         The annual meeting of stockholders of KINARK CORPORATION, a Delaware corporation (the "Company"), will be held at the Marriott Hotel, 1902 East 71st Street, Tulsa, Oklahoma, on Wednesday, June 5, 1996, at 9:00 A.M. local time, for the following purposes:

1. To elect seven directors to serve until the 1997 annual meeting of stockholders;

2. To approve an amendment to the Company's Restated Certificate of Incorporation to increase the number of authorized shares of the
Company's
         common stock, $.10 par value per share, from 12,000,000 shares to 18,000,000 shares;

3.       To approve the Company's 1996 Stock Option Plan; and

2. To transact such other business as may properly come before the meeting and any adjournments thereof.

         The Board of Directors fixed April 15, 1996 as the record date for determining stockholders entitled to notice of and to vote at the meeting. A list of those stockholders will be open for examination at the offices of the Company for a period of ten (10) days prior to the meeting and also will be available for inspection at the meeting.

         Please sign and date the enclosed proxy card and return it in the enclosed postage-paid envelope as soon as possible. It is important that your shares be represented at the meeting regardless of the number you may hold. If you do attend, you may vote or change your vote in person at the meeting.


                                            By Order of the Board of Directors


                                            /s/ Carolyn A. Fredrich
                                            CAROLYN A. FREDRICH,
                                                     Secretary

May 3, 1996
KINARK CORPORATION
PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 5, 1996

GENERAL INFORMATION

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Kinark Corporation ("Kinark" or the "Company") for use at the Annual Meeting of Stockholders to be held on June 5, 1996, at 9:00 a.m., local time, at the Marriott Hotel in Tulsa, Oklahoma, or at any adjournments thereof (the "Annual Meeting"). On April 15, 1996, the record date for determination of stockholders of the Company entitled to vote at the Annual Meeting (the "Record Date"), there were 6,066,536 shares of the Company's common stock outstanding (the "Common Stock"), each share of which entitles the holder thereof to one vote on all matters. The holders of a majority of the Common Stock present in person or represented by proxy will constitute a quorum for transaction of business at the Annual Meeting. Abstentions and broker non-votes are counted to determine the presence or absence of a quorum at the Annual Meeting.

         This Proxy Statement and the Form of Proxy will be sent to the Company's stockholders on or about May 3, 1996.

         The Company's principal executive office is located at 7060 South Yale Avenue, Suite 603, Tulsa, Oklahoma, 74136-3324.

         The Company's Amended and Restated Bylaws (the "Bylaws") require the affirmative vote of a majority of the shares of Common Stock represented at the Annual Meeting and entitled to vote thereon to elect the directors nominated for election at the Annual Meeting, as set forth in this Proxy Statement (the "Election of Directors").

         In addition to the Election of Directors, the Company's Board of Directors
(the "Board") is submitting to the stockholders for their consideration, a proposal to amend the Company's Restated Certificate of Incorporation, as amended (the "Certificate"), to increase the number of authorized shares of Common Stock from 12,000,000 shares to 18,000,000 shares, as set forth in this Proxy Statement (the "Common Stock Amendment"). The affirmative vote of a majority of the shares of Common Stock outstanding as of the Record Date and entitled to vote thereon is required to approve the Common Stock Amendment.

         The Board is also submitting to the stockholders for their consideration a proposal to approve the Company's 1996 Stock Option Plan, as set forth in this Proxy Statement (the "1996 Stock Option Plan"). The affirmative vote of a majority of the shares of Common Stock represented at the Annual Meeting and entitled to vote thereon is required to approve the proposal to adopt the 1996 Stock Option Plan (the "1996 Stock Option Plan Proposal").

         With respect to abstentions, because shares abstaining are not affirmative votes for the Common Stock Amendment, they will have the same effect as votes against the Common Stock Amendment, but will have no effect with respect to the Election of Directors or the 1996 Stock Option Plan Proposal. Under the rules of the American Stock Exchange ("ASE"), brokers who hold shares of Common Stock in street name for customers have "discretionary" authority to vote on certain items in their discretion, on behalf of their clients if they do not receive instructions within ten days of the Annual Meeting. The brokers will have discretionary authority to vote on the Election of Directors and the Common Stock Amendment. The 1996 Stock Option Plan Proposal, however, is not a discretionary item and the brokers may not vote on that proposal without instructions ("broker non-votes"). A majority of the shares of Common Stock represented at the Annual Meeting and entitled to vote thereon is required to approve the 1996 Stock Option Plan Proposal; therefore, broker non-votes will have no effect with respect to that proposal.

         You may revoke your proxy at any time before it is voted by executing and filing, with the Company or its proxy solicitor, a revocation of your proxy or a subsequently dated proxy or by voting in person at the Annual Meeting.
Shares represented by properly executed proxies will be voted at the Annual Meeting as specified, unless such proxies are subsequently revoked as provided above. If no choice is specified on a valid, unrevoked proxy, the shares will be voted as recommended by the Board. Proxies will also authorize the shares represented thereby to be voted on any matters not known as of the date of this Proxy Statement that may properly be presented for action at the Annual Meeting.


ELECTION OF DIRECTORS

         At the 1993 Annual Meeting, the Company's stockholders approved an amendment to the Certificate to delete the provision that established three classes of directors, with the term of each class expiring in successive years.

Directors are now elected each year for one-year terms. The Board is currently composed of six members. At a regular meeting of the Board held on February 29, 1996, the Board voted unanimously to amend the Bylaws to increase the size of the Board to seven members; therefore, at the Annual Meeting, seven directors will be elected in accordance with the Bylaws to serve until the 1997 Annual Meeting. The Board has nominated five of the current directors, Richard
C. Butler, Paul R. Chastain, Michael T. Crimmins, Ronald J. Evans and Mark E. Walker, and two persons not currently directors, Joseph J. Morrow and John H. Sununu for election at the Annual Meeting for a term expiring at the 1997 Annual Meeting, and each of them has agreed to serve, if elected.

         At the Annual Meeting, the shares of Common Stock represented by proxies will be voted in favor of (unless otherwise directed) the election of the nominees named below. While it is not anticipated, if any nominee is unable or should decline to serve as a director at the date of the Annual Meeting, such proxies will be voted for persons proposed by the Board.

NOMINEES FOR ELECTION AS DIRECTORS
TO SERVE UNTIL NEXT ANNUAL MEETING


                                   BUSINESS EXPERIENCE DURING PAST

                         YEAR FIRST
Name and Age                       FIVE YEARS AND OTHER INFORMATION

                         Elected Director
Richard C. Butler                  Former Chairman of the Board of

                                  1974
(86)                               Peoples Savings & Loan Association in
                                   Little Rock, Arkansas.  From 1963 until
                                   1980, Chairman of the Board and
                                   President of Commercial National Bank
                                   in Little Rock.  Prior to 1963,
(Photo of Mr.                      Partner in the Little Rock law firm of
Butler appears                     House, Holmes, Butler and Jewell.  Served
Here)                              on the Board of Directors of Coca-Cola
                                   Bottling Co. of Arkansas, Advistory
                                   Board Member of Power & Light Co. and
                                   past President of First Arkansas
                                   Development Finance Corporation.  Past
                                   President of the Little Rock Chamber of
                                   Commerce and member of numerous
                                   charitable and education organizations
                                   in Arkansas.  Awarded honorary degrees
                                   from Hendrix College in Conway,
                                   Arkansas and from the University of
                                   Arkansas at Little Rock.  Member of
                                   Kinark's Board from 1974 to 1979, and
                                   later served as an Advisory Board
                                   Member.  In May 1993, he was appointed
                                   to Kinark's Board and elected to the
                                   Board in July 1993 and is a member of
                                   the Compensation and Audit Committees.

Paul R. Chastain                   Appointed Vice President and Chief

                                          1975
(61)                               Financial Officer of Kinark in February
                                   1996.  President and Chief Executive
                                   Officer of Kinark from July 1993 to
                                   February 1996.  Chairman and Chief
(Photo of Mr.                      Executive Officer of Kinark from June
Chastain appears                   1991 through July 1993.  Co-Chairman
here)                              and Co-here) Chief Executive Officer of
                                   Kinark from June 1990 through June
                                   1991.  From 1976 until June 1990,
                                   Executive Vice President and Treasurer.
                                   From 1993 until 1976, Vice President of
                                   Finance and Secretary of the Company.
                                   Mr. Chastain's previous experience
                                   included six years with Allis-Chalmers
                                   and nine years with Litton Industries.

Michael T. Crimmins                Appointed Chief Executive Officer of

                                          1993
(56)                               Kinark in February 1996 and elected
                                   Chairman of the Board of Kinark in May
                                   1995.  From 1989 to 1995, Vice
                                   President and General Counsel of
                                   Northbridge Holdings, Inc. and Deltech
(Photo of Mr.                      Corporation.  Vice President -- General
Crimmins appears                   Counsel from 1988 until 1989 of the
here)                              Advanced Technology Group of Hoechst
                                   Celanese Corporation.  From 1976
                                   until 1987, Assistant Secretary and
                                   Associate General Counsel of American
                                   Hoechst Corporation.  Mr. Crimmins is
                                   an attorney admitted to the bars of the
                                   States of New York and New Jersey.  Mr.
                                   Crimmins was appointed to Kinark's
                                   Board in March 1993 and elected to the
                                   Board in July 1993.  He is a member of
                                   the Executive Committee.

Ronald J. Evans                    Appointed President of Kinark in February

                                                   1995
(47)                               1996.  Private investor from May 1995
                                   to February 1996.  From July 1989 to
                                   May 1995, Vice President and General
(Photo of Mr.                      Manager of Deltech Corporation.  From
Evans appears                      January 1989 to July 1989, Vice President
here)                              of Sales and Marketing for Deltech
                                   Corporation.  Manager from 1976 to 1989
                                   for Hoechst Celanese Corporation.  Mr.
                                   Evans was appointed to Kinark's Board
                                   in May 1995.  He is currently a member
                                   of the Executive Committee and was a
                                   member of the Audit Committee from May
                                   1995 to February 1996.

Joseph J. Morrow                   Chief Executive Officer of Morrow & Co.,

                                                   *
(56)                               Inc. since 1972.  Chief Executive Officer
(Photo of Mr.                      of Proxy Services Corporation from 1972
Morrow appears                     to 1992.  Chairman of Proxy Services
here)                              Corporation from 1992 to present.  Currently
                                   a Director of Telephone Access, Inc. and
Digital
                                   Vision, Inc.

John Sununu                        President of JHS Associates, Ltd. since June
1992                                                *
(56)                               and a partner in Trinity International
Partners,
                                   a private financial firm, since June 1993.
Co-host
                                   of CNN's "Crossfire", a news/public affairs
(Photo of Mr.                      discussion program, since March 1992.  From
Sununu appears                     January 1989 until March 1992, Chief of
here)                              Staff to the President of the United States.
                                   From January 1983 to January 1989,
                                   Governor of the State of New Hampshire.
                                   From 1963 until his election as
                                   Governor, President of JHS Engineering
                                   Company and Thermal Research Inc.
                                   Helped establish and served as chief
                                   engineer for Astro Dynamics Inc. from
                                   1960 until 1965.  From 1968 until 1973,
                                   Governor Sununu was Associate Dean of
                                   the College of Engineering at Tufts
                                   University and Associate Professor of
                                   Mechanical Engineering.  Served on the
                                   Advisory Board of the Technology and
                                   Policy Program at MIT from 1984 until
                                   1989.  A member of the National Academy
                                   of Engineering and the Board of
                                   Trustees for the George Bush
                                   Presidential Library Foundation.

Mark E. Walker                     President and Director since 1991 of

                                          *
(40)                               Ocean's Window, Inc. President and
                                   Director of Ocean's Window Travel Services
(Photo of Mr.                      since 1995.  Manager from 1985 until 1992
Walker appears                     for DSC Communications Corporation.  Manager

here) from 1978 until 1984 for Texas Instruments Incorporated. Mr. Walker was appointed to Kinark's Board in March 1993 and elected to the Board in July 1993. He is a member of the Executive, Compensation and Audit Committees.

         With the exception of Messrs. Chastain, Crimmins and Evans, none of the directors are, or have been, employed by any parent, subsidiary or other affiliate of the Company. There are no family relationships between any directors or executive officers.

         The election of the nominees requires the affirmative vote of a majority of the shares of Common Stock represented at the Annual Meeting and entitled to vote thereon.

         THE BOARD RECOMMENDS THAT YOU VOTE FOR THE NOMINEES LISTED ABOVE.

COMMON STOCK AMENDMENT

         The Board has unanimously adopted a resolution approving and recommending to the Company's stockholders for their adoption an amendment to Article Fourth of the Certificate to increase the number of authorized shares of Common Stock from 12,000,000 shares to 18,000,000 shares.

         The Board believes that the approval of the Common Stock Amendment will give the Company flexibility to issue additional shares of Common Stock to advance the Company's long range plans to make strategic acquisitions to enhance the value of the Company for the benefit of all of its stockholders. Over half of the existing authorized Common Stock is currently issued and outstanding. If the Common Stock Amendment is approved by the stockholders, the additional shares of Common Stock may be used to acquire assets or stock of targeted companies or to raise money to fund such acquisitions. Although the Company has not committed itself to any specific acquisitions at this time, the Company is formulating a long range plan which may incorporate expansion through acquisitions in galvanizing or other businesses. The Company does not presently have any agreement, understanding, arrangement or plan that would result in the issuance of any additional shares, except for a rights offering in the second quarter of 1996 whereby the Company plans to distribute to each holder of its Common Stock one nontransferable right for each share of common stock held as of a record date to be determined according to Delaware law and ASE rules, with each such right entitling the holder thereof to subscribe for and purchase one share of Common Stock (the "Rights Offering"), with certain stockholders agreeing in advance not to subscribe for shares of Common Stock, or to reduce their subscriptions, if subscriptions exceed 4,798,464 shares (the "Non-subscription Agreement"). The Company expects to commence the Rights Offering prior to the Annual Meeting and the Rights Offering is not contingent upon approval of the Common Stock Amendment. There can be no assurance, however, that the Rights Offering will commence before the Annual Meeting.

         The additional shares could also be available for issuance from time to time for the purposes and consideration approved by the Board, including stock offerings, stock splits, stock dividends, stock options and employee benefits as well as financings and business acquisitions. The Company intends to reserve 800,000 shares of Common Stock for issuance pursuant to the 1996 Stock Option Plan if the 1996 Stock Option Plan Proposal is approved by a majority of the stockholders represented at the Annual Meeting and entitled to vote thereon. The 1996 Stock Option Plan Proposal, however, is not contingent on the approval of the Common Stock Amendment by the stockholders. Due to the Non-subscription Agreement, there will be sufficient authorized shares of Common Stock to fulfill the Company's obligations under the Rights Offering and the 1996 Stock Option Plan, whether or not the Common Stock Amendment is approved by the stockholders, although no shares or only a small number of shares of Common Stock would be available for other purposes if the Common Stock Amendment is not approved and the 1996 Stock Plan Proposal is approved and the Rights Offering is fully subscribed.

         The approval of the Common Stock Amendment should allow the Company the flexibility to act quickly to consummate advantageous transactions, without the expense and delay of a special stockholders' meeting. Subject to the following sentence, no further authorization by the stockholders will be necessary for the issuance of the additional shares of Common Stock subject to the Common Stock Amendment, unless required by Delaware law or ASE rules. In general, Delaware law and the ASE rules would require that the issuance of Common Stock in a merger or business combination, which would increase the outstanding Common Stock by twenty percent (20%) or more, be approved by the Company's stockholders at an annual or a special meeting of the stockholders.

         The general effect of the issuance of the additional shares of Common Stock authorized by the approval of the Common Stock Amendment will be the pro-rata dilution of all of the current stockholders of the Company. The availability of authorized but unissued shares could affect the ability of a third party to gain voting control of the Company, because the Board could authorize issuance in a private placement or otherwise to one or more persons and dilute the voting power of a potential acquiror. Additionally, unissued shares could be issued in circumstances that would dilute the equity position of a potential acquiror. In either of these situations, the issuance of additional shares could impact a potential takeover. The Board has no present intention to issue additional shares to implement defensive or anti-takeover devices.

         The Common Stock Amendment requires the approval of a majority of the shares of Common Stock outstanding as of the Record Date and, if the Common Stock Amendment is so approved at the Annual Meeting, the Board will amend Article Fourth of the Certificate to increase the number of authorized shares of Common Stock from 12,000,000 shares to 18,000,000 shares.

         The text of Article Fourth of the Certificate as proposed to be amended is set forth in Exhibit 1 hereto.

         THE BOARD RECOMMENDS THAT YOU VOTE FOR THE COMMON STOCK AMENDMENT.


1996 STOCK OPTION PLAN PROPOSAL

         The Board has unanimously adopted a resolution approving and recommending to the Company's stockholders for their approval, the 1996 Stock Option Plan Proposal. Copies of the 1996 Stock Option Plan are available upon request directed to Paul R. Chastain, Vice-President and Chief Financial Officer, Kinark Corporation, 7060 South Yale Avenue, Suite 603, Tulsa, Oklahoma 74136-3324.

         The purpose of the 1996 Stock Option Plan is to attract and retain highly qualified directors, employees, consultants and advisors and to increase the growth and profitability of the Company and its subsidiaries by providing the grantees of options ("Options") and stock appreciation rights ("SARs") with additional incentive to achieve the Company's objectives and to participate in its success and growth by encouraging their continued association with or service to the Company and its subsidiaries.

         The Board believes that the 1996 Stock Option Plan is needed to provide the Company with greater flexibility to attract highly qualified directors, employees, consultants and advisors in the future. The 1996 Stock Option Plan, unlike the 1988 Stock Option Plan, will provide for the automatic annual grant of Options to non-employee directors, which the Board believes will enhance the Company's ability to attract highly qualified persons to serve as directors. The 1988 Stock Option Plan terminates by its terms on January 31, 1998, and there are currently less than 7,000 shares of Common Stock available for issuance under options pursuant to the 1988 Stock Option Plan. The Board believes that the Company will need an additional compensation plan for future use.

Administration

         The 1996 Stock Option Plan will be administered by a committee of the Board which is vested with responsibility for administering the 1996 Stock Option Plan (the "Compensation Committee"). The Compensation Committee will consist of at least three (3) directors appointed from time to time by the Board, and at least two (2) of the members will be disinterested directors.
The Compensation Committee will have the power to (i) interpret the plan, (ii) promulgate rules and regulations relating to the plan, and (iii) make all other determinations and take all other actions necessary or desirable for the administration of the plan. Decisions of the Compensation Committee regarding the interpretation and administration of the 1996 Stock Option Plan will be binding upon all persons.

Amendment of 1996 Stock Option Plan

         The 1996 Stock Option Plan may be amended at any time and from time to time by the Board. The Board may not, however, amend the 1996 Stock Option Plan without the approval of the stockholders of the Company if such amendment would (i) increase the total number of shares of Common Stock issuable under the plan, (ii) materially change the class of person that may participate in the plan, or (iii) materially increase the benefits accruing to participants under the plan.

Eligibility

         The class of persons eligible to participate in the 1996 Stock Option Plan shall include, but not be limited to, all directors, employees, consultants and advisors to the Company or its subsidiaries; provided, however, that non-employee directors shall only be entitled to receive automatic annual grants of Options (see "Terms of Stock Options" below) and shall not be entitled to receive discretionary grants of Options by the Compensation Committee; and provided, further, that only employees of the Company or its subsidiaries shall be eligible to receive incentive stock options. Subject to the limitations described above, the Compensation Committee shall have the discretion to include all persons whose participation in the 1996 Stock Option Plan that the Compensation Committee determines to be in the best interests of the Company. The approximate number of all directors, employees, consultants and advisors which management believes will be initially eligible to participate in the 1996 Stock Option Plan is 30, provided that the Compensation Committee shall have the discretion to include any other persons whose participation it deems beneficial.

Shares Subject to the 1996 Stock Option Plan

         The Board will reserve 800,000 shares of Common Stock for issuance under the 1996 Stock Option Plan. The market value of the Common Stock as of April 15, 1996, was $3.38 per share. In the event of a change in the outstanding shares of the Company's Common Stock by reason of a stock dividend, stock split, recapitalization, merger, consolidation, reorganization, or other change in corporate structure, the number and/or type of shares to be awarded under the 1996 Stock Option Plan shall be adjusted appropriately by the Compensation Committee to prevent an unfavorable effect upon the value of the Options and SARs to be granted under the 1996 Stock Option Plan.

         The 1996 Stock Option Plan Proposal is not contingent on the approval of the Common Stock Amendment by a majority of the stockholders represented at the Annual Meeting and entitled to vote thereon. Due to the Non-subscription Agreement, there will be sufficient authorized shares of Common Stock to fulfill the Company's obligations under the Rights Offering and the 1996 Stock Option Plan, whether or not the Common Stock Amendment is approved by the stockholders, although no shares or only a small number of shares of Common Stock would be available for other purposes if the Common Stock Amendment is not approved and the 1996 Stock Plan Proposal is approved and the Rights Offering is fully subscribed.

Effective Date

         The 1996 Stock Option Plan will be effective as of June 5, 1996, if such plan is approved by a majority of the stockholders of the Company voting in person or by proxy at the Annual Meeting, or any adjournment thereof.

Terms of Stock Options

         Options granted under the 1996 Stock Option Plan may consist of incentive stock options ("ISOs") and nonqualified stock options ("NSOs") and Non-Employee Director Options (as defined below); provided, however, that only employees of the Company or its subsidiaries shall be eligible to receive ISOs. Except for Non-Employee Director Options, Options granted under the 1996 Stock Option Plan need not be identical to one another.

         The Committee may, in its discretion, grant Options under the 1996
Stock
Option Plan to employees, including directors who are also employees, as well as advisors and consultants upon such restrictions, terms and conditions as the Committee may prescribe ("Discretionary Grants").

         Commencing on July 1, 1996 and continuing on the first day of each July thereafter for a period of ten years through (and including) July 1, 2005, each non-employee Director who is a member of the Board of Directors on each of such dates shall be automatically granted an Option for 5,000 shares of Common Stock ("Non-Employee Director Options"). Non-Employee Director Options shall be NSOs and shall vest and become exercisable six months after the date granted. The exercise price of Non-Employee Director Options shall be 100% of the fair market value of the Company's Common Stock on the date of the grant and Non-Employee Director Options shall be exercisable for a period of ten years after the date of grant.

         The purchase price under each Option which is not a Non-Employee
Director
Option will be established by the Compensation Committee, but in no event will the option price of an ISO be less than 100% of the fair market value of the Company's Common Stock on the date of the grant. The purchase price of each Non-Employee Director Option will be 100% of the fair market value of the Company's Common Stock on the date of the grant. The purchase price for any Option granted under the 1996 Stock Option Plan must be paid in full at the time of exercise. The price may be paid in cash or the surrender of shares of Common Stock owned by the participant exercising the Option and having a fair market value on the date of exercise equal to the option price, or any combination of the foregoing equal to the option price. The Compensation Committee, in its discretion, may provide that the purchase price for certain Options may be paid by execution of recourse promissory notes in favor of the Company.

         ISOs must be granted within ten years of the effective date of the
1996
Stock Option Plan and may not be exercisable more than ten years from the date of the grant. However, there is no requirement that NSOs be exercised within a fixed amount of time. The Compensation Committee may provide, however, that a particular Option (either an ISO or an NSO) will terminate in a specified period of time. Non-Employee Director Options shall be exercisable for a period of ten years from the date of the grant.

         The Compensation Committee, in its discretion, may provide for accelerated vesting of an Option, except for Non-Employee Director Options, in the event of the participant's death, disability, or retirement or other events in accordance with policies established by the Compensation Committee. The Compensation Committee, in its discretion, may also provide for accelerated vesting in the event of certain changes in control of the Company. If an employee participant's employment is terminated "for cause", such as acts of fraud, dishonesty or gross malfeasance of duty, any Options held by such participant shall terminate immediately.

         Each Option is transferrable only by will or the law of descent and distribution and may only be exercisable by the participant during his or her lifetime.

         The Compensation Committee may, at any time prior to exercise and subject to consent of the participant, amend, modify or cancel any Option, except Non-Employee Director Options, previously granted and may or may not substitute in its place Options at a different price and of a different type under different terms or in different amounts.

Stock Appreciation Rights

         A SAR is the right to receive an amount equal to the appreciation, if any, in fair market value of one share of Common Stock from the date the SAR is granted until the time the participant elects to receive payment. The Committee may grant SARs under the Plan upon such restrictions, terms and conditions as the Committee may prescribe. SARs will not be awarded to non-employee directors. Participants who elect to receive payment of a SAR will receive an amount in cash, Common Stock, or any combination of cash or Common Stock, as determined by the Compensation Committee.

         Each SAR will be represented by a SAR agreement which shall contain such restrictions, terms and conditions as the Compensation Committee may, in its discretion, determine including without limitation, restricting the time of exercise of the SAR to specified periods. The price or base value of each SAR shall be established by the Compensation Committee, but in no event will the price or base value of a SAR issued in tandem with an ISO be less than 100% of the fair market value of the Common Stock on the date the SAR is granted. The grantee of a SAR shall have no rights as a shareholder with respect to such SAR.

Option and SAR Grants

         The number of Discretionary Grants likely to be granted under the 1996 Stock Option Plan, the persons who might receive such grants and the value of such grants cannot be determined at this time because all Discretionary Grants of Options and SARs under the plan will be made at the discretion of the Compensation Committee and the option price per share of Common Stock and the price or base value of SARs will depend upon contingent and variable factors.

         The chart below states the number of Non-Employee Director Options and the estimated value of such options that each non-employee director, and the non-employee directors as a group, will receive in the 1996 fiscal year.

New Plan Benefits

1996 Stock Option Plan
(for Non-Employee Directors)


Position                                             Dollar Value($)(1)

                         Number of Options
Each Non-Employee Director                                    $16,900

                                  5,000
All Non-Employee Directors
  as a group(2)                                               $50,700

                                  15,000

(1) The dollar value is based on the closing price per share of the Company's
         Common Stock as of April 15, 1996, which was $3.38 per share.

(2) Assumes that three non-employee directors, Messrs. Butler, Morrow and Sununu will be elected at the Annual Meeting.

         The number and value of Non-Employee Director Options in future years will depend on the number of non-employee directors on the Board and the fair market value of the Stock on the grant dates.

Federal Income Tax Consequences

         The following discussion of the federal income tax consequences of the 1996 Stock Option Plan is intended to be a summary of applicable federal income tax law. State and local tax consequences may differ. Because the federal income tax rules governing options, SARs and related payments are complex and subject to frequent change, participants are advised to consult their tax advisors prior to exercise of Options, SARs or dispositions of stock acquired pursuant to an Option exercise.

         ISOs and NSOs are treated differently for federal income tax purposes.

ISOs are intended to comply with the requirements of Section 422 of the Internal Revenue Code, as amended (the "Code"). NSOs need not comply with such requirements.

         A participant is not taxed on the grant or exercise of an ISO. The difference between the fair market value of the shares on the exercise date will, however, be a preference item for purposes of the alternative minimum tax. If a participant holds the shares acquired upon exercise of an ISO for at least two years following grant and at least one year following exercise, the participant's gain, if any, by a subsequent disposition of such shares will be treated as long term capital gain for federal income tax purposes. The measure of the gain is the difference between the proceeds received on disposition and the participant's basis in the shares (which generally equals the exercise price). If the participant disposes of stock acquired pursuant to exercise of an ISO before satisfying the one and two year holding periods described above, the participant will recognize both ordinary income and capital gain in the year of disposition. The amount of the ordinary income will be the lesser of
(i) the amount realized on disposition less the participant's adjusted basis in the stock (usually the option exercise price) or (ii) the difference between the fair market value of the stock on the exercise date and the option price. The balance of the consideration received on such disposition will be long term capital gain if the stock had been held for at least one year following exercise of the ISO. The Company is not entitled to an income tax deduction on the grant or the exercise of an ISO or on the participant's disposition of the shares after satisfying the holding period requirement described above. If the holding periods are not satisfied, the Company will be entitled to an income tax deduction in the year the participant disposes of the shares, in an amount equal to the ordinary income recognized by the participant.

         A participant is not taxed on the grant of an NSO. Upon exercise, however, the participant recognizes ordinary income equal to the difference between the option price and the fair market value of the shares on the date of the exercise. The Company is entitled to an income tax deduction in the year of exercise in the amount recognized by the participant as ordinary income.
Any gain on subsequent disposition of the shares is long term capital gain if the shares are held for at least one year following exercise. The Company does not receive an income tax deduction for this gain.

         Recipients of SARs do not recognize income upon the grant of such rights.
When a participant receives or is deemed under applicable tax rules to have received payment of a SAR, the participant recognizes ordinary income in the amount equal to the cash and/or fair market value of shares of Common Stock to which the SAR relates, and the Company is entitled to an income tax deduction equal to such amount.

         The general effect of the 1996 Stock Option Plan will be the pro-rata dilution of all of the current stockholders of the Company any time Options are exercised by the participants in the plan.

         The affirmative vote of a majority of the shares of Common Stock represented at the Annual Meeting and entitled to vote thereon is required to approve the 1996 Stock Option Plan Proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE STOCK OPTION PLAN PROPOSAL.

THE BOARD OF DIRECTORS AND COMMITTEES

         The business of the Company is managed under the direction of the Board.
The Board presently consists of six directors, with two outside members, three Kinark officers and one former Kinark officer now employed by the Company as a consultant. At a regular meeting of the Board held on February 29, 1996, the Board voted unanimously to amend the Bylaws to increase the size of the Board to seven members; as a result, there is one vacancy on the Board which will be filled at the Annual Meeting. Additionally, Harry D. Jones declined to stand for reelection at the Annual Meeting. Seven directors will be elected at the Annual Meeting to serve until their successors are elected at the 1997 Annual Meeting, unless they earlier resign or are removed as provided in the Bylaws.

         Richard E. Baierlein resigned from the Board and the Executive Committee on May 17, 1995, immediately following the 1995 Annual Meeting, and the Board appointed Ronald J. Evans to fill the vacancy on the Board created by the resignation of Mr. Baierlein.

         The Board met thirteen times in 1995 (including regularly scheduled and special meetings). At least one Board meeting was held at each of the Company's continuing subsidiaries to permit inspection and review of the various operations and management teams. During 1995, the directors' overall attendance for all Board and Committee meetings was 96%. Each incumbent director attended at least 92% of scheduled Board and the committee meetings of which he was a member.

         The Board's non-employee members receive an annual retainer of $3,000 and a fee of $1,000 for attendance at each Board meeting and each Committee meeting not held during the same twenty-four hour period as Board meetings. The fee for a telephonic Board or Committee meeting is $500. The employee/Board members receive no compensation beyond their normal salary for their Board and Committee services. All directors, including employee/Board members, are reimbursed by the Company for expenses incurred by them in connection with their service on the Board and Committees. The standing Committees of the Board of Directors are the Executive Committee, Compensation Committee and Audit Committee. At its July 30, 1993 meeting, the Board eliminated the Stock Option Committee and its functions were assigned to the Compensation Committee.

         Executive Committee. The Executive Committee is delegated authority to act on behalf of the Board in certain operational and personnel matters, and to approve limited capital expenditures. The Executive Committee also evaluates the qualifications of Board candidates for consideration of nomination by the Board of Directors. The Executive Committee, which did not meet in 1995, consisted of Messrs. Baierlein, Crimmins and Chastain until Mr. Baierlein's resignation on May 17, 1995. Following Mr. Baierlein's resignation, the Executive Committee consisted of Messrs. Crimmins, Chastain and Walker. On February 6, 1996, the Board appointed its current members, Messrs. Crimmins, Evans and Walker.

         Compensation Committee. The Compensation Committee considers remuneration of the corporate and subsidiary officers of the Company, and administers the Company's incentive compensation plans and 1988 Stock Option Plan. The Compensation Committee held two meetings in 1995. The Compensation Committee consisted of Messrs. Walker, Butler, Jones and Crimmins until Mr. Crimmins was elected chairman of the board on May 17, 1995, at which time Mr. Crimmins resigned from the Compensation Committee. The committee currently has two outside directors, Messrs. Walker and Butler, as well as Mr. Jones. Mr. Jones has declined to stand for reelection to the Board at the 1996 Annual Meeting.

         Audit Committee. The Audit Committee reviews the scope of the annual audit and recommendations of the independent audit firm as well as reviewing the internal audit functions of the Company. The Audit Committee met three times in 1995. The Audit Committee consisted of Raymond W. Smedley and Messrs. Butler and Walker until Mr. Smedley resigned from the Board and the Audit Committee on March 27, 1995, prior to the Company's last annual meeting. Following Mr. Smedley's resignation, the Audit Committee consisted of Messrs. Butler, Evans and Jones. On February 6, 1996, the Board appointed the current members of the Audit Committee, Messrs. Butler, Walker and Jones. Mr. Jones has declined to stand for reelection to the Board at the 1996 Annual Meeting.

         The functions customarily attributable to a nominating committee are performed by the Executive Committee of the Board.

         The Company's Bylaws require that a stockholder who desires to nominate a candidate for election to the Board at the Annual Meeting or present business to be considered at the Annual meeting must give the Board advance notice of such nomination or proposed business. To be timely, a stockholder's notice must be received at the principal executive offices of the Company not less than 90 days prior to the meeting. However, in the event that the date of the next annual meeting is advanced more than 30 days or delayed more than 60 days from the date of the anniversary of the preceding year's annual meeting, notice by the stockholder to be timely must be so delivered not later than the close of business on the later of the 60th day prior to such annual meeting or the 10th day following the date notice of such meeting is first given to stockholders in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document filed by the Company with the Securities and Exchange Commission. The Company's Bylaws require that the notice contain certain information with respect to the proposed nominee and the stockholder giving the notice. The Company will furnish on request to any stockholder a copy of the relevant section of the Bylaws.

SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

         The following table sets forth certain information as of April 15,
1996
regarding the beneficial ownership of the Company's Common Stock by (a) all persons who are beneficial owners of five percent or more of the Common Stock,
(b) each director, former director or nominee for director of the Company,
(c) each executive officer of the Company and (d) all directors and officers of the Company as a group. Unless otherwise noted, the persons named below have sole voting and investment power with respect to such shares:

                                                              Amount and Nature

                         Percentage of
Name of Stockholder                                           of Beneficial
Ownership                     Common Stock(1)

Richard E. Baierlein
1,000                               --
Richard C. Butler
37,000 (2)                          --
Paul R. Chastain
60,779 (3)                          1.0
Michael T. Crimmins
373,300 (4)                         6.1
Ronald J. Evans
5,000 (5)                           --
Harry D. Jones
17,000                              --
Joseph J. Morrow
1,782,538 (6)                       29.6
Raymond W. Smedley
600                                 --
John H. Sununu
160,000 (7)                         2.7
Mark E. Walker
410,530 (8)                         6.8
Dimensional Fund Advisors, Inc.
207,900 (9)                         3.4
Steel Partners II, L.P.
585,100 (10)                        9.7
Robert G. and Pauline B. Walker
  Revocable Trust
379,724(11)                         6.3
All Kinark Directors and Officers as Group
  (7 persons)
902,819(12)                         14.8
_________________

(1) Based on 6,066,536 shares of the Company's Common Stock outstanding as of
         April 15, 1996. Where a percentage for a person or group is not shown, the percentage of Common Stock beneficially owned by that person or group does not exceed one percent (1%).

(2)      Information based on Form 4 of Mr. Butler filed with the SEC.
Includes
         3,000 shares held by Maumelle Gardens, Inc., of which company Mr.
Butler
         owns 60%.  Mr. Butler disclaims beneficial ownership of these shares.

(3)      Includes presently exercisable stock options to acquire 48,000 Shares.

         The stockholder's address is 7060 South Yale Avenue, Suite 603 Tulsa, Oklahoma 74136.

(4) Information based on Schedule 13D and Form 4 filed with the SEC. The stockholder's address is 7060 South Yale Avenue, Suite 603, Tulsa, Oklahoma 74136.

(5)      Information based on Form 3 of Mr. Evans filed with the SEC.

(6) Information based on Schedule 13D filed with the SEC. Mr. Morrow acquired
         1,759,083 shares in a private placement by the Company in January
1996.
         Mr. Morrow has sole voting power and sole dispositive power with respect to 1,727,002 shares and he shares voting power and dispositive power with his spouse as to 55,536 shares.  The stockholder's address is 47
LaFayette
         Place, Apt. 1-E, Greenwich, Connecticut  06830.

(7) All 160,000 shares were acquired in a private placement by the Company in
         January 1996.

(8)      Information based on Form 4 of Mr. Walker filed with the SEC.
Includes
         5,000 shares of Common Stock owned by a trust for Mr. Walker's son, of which Mr. Walker is trustee. Also includes 379,724 shares beneficially
         owned by the Robert G. and Pauline B. Walker Revocable Trust, the
Pauline
         B. Walker Revocable Trust A and the Robert G. Walker Irrevocable Trust
B,
         to which Mr. Walker provides investment advice and for which he receives certain compensation. Mr. Walker disclaims beneficial ownership of such shares and shares of Common Stock owned by other members of the Walker family. The stockholder's address is 2301 N. Central Expressway,
Suite
         140, Plano, Texas  75075.

(9) Information based on Schedule 13G of Dimensional Fund Advisors, Inc. ("Dimensional") filed with the SEC. Dimensional, a registered investment
         advisor, is deemed to have beneficial ownership of 207,900 shares of Common Stock, all of which shares are held in portfolios of DFA
Investment
         Dimensions Group Inc., a registered open-end investment company, or in a series of the DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and DFA Participation Group, investment vehicles for qualified employee benefit plans, all of which Dimensional serves as an investment manager. Dimensional disclaims beneficial ownership of all such shares. The stockholder's address is 1229 Ocean Avenue, Santa Monica, California 90401.

(10)     Information based on the joint Schedule 13D of Steel Partners II,
L.P.,
         Steel Partners Services, Ltd., Warren Lichtenstein and Lawrence Butler filed with the SEC. According to the Schedule 13D, Steel Partners II, L.P. beneficially owns 527,850 shares, and Steel Partners Services,
Ltd.
         beneficially owns 55,250 shares. Mr. Lichtenstein and Mr. Butler beneficially own 583,150 and 585,100 shares, respectively, by virtue of
         their authority to vote and dispose of the 527,850 shares owned by Steel
         Partners II, L.P. and the 55,250 shares owned by Steel Partners
Services,
         Ltd. Each of Mr. Lichtenstein and Mr. Butler has sole voting and dispositive power with respect to the 50 and 2,000 shares, respectively,
         owned by each individual. The stockholders' address is 750 Lexington Avenue, 27th Floor, New York, NY 10022.

(11) Information based on Form 4s of the Robert G. and Pauline B. Walker Revocable Trust, the Pauline B. Walker Revocable Trust A and the
Robert G.
         Walker Irrevocable Trust B filed with the SEC.  The Robert G. and
Pauline
         B. Walker Revocable Trust, together with two affiliated trusts, the Pauline B. Walker Revocable Trust A and the Robert G. Walker
Irrevocable
         Trust B, beneficially own 379,724 shares. Pauline B. Walker is the sole trustee of all three trusts. The address for the trusts is 2301 N. Central Expressway, Suite 140, Plano, Texas 75075.

(12) All directors and officers as a group held in the aggregate presently exercisable stock options to acquire 49,500 shares. On the Record
Date,
         directors and officers as a group owned 853,319 shares, or 14.1% of the
         6,066,536 shares outstanding and entitled to vote, not including presently exercisable stock options.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE
                                                                Long Term
Compensation
                          Annual Compensation               Awards
Payouts


       All


       Other
                                                            Restricted
LTIP    Compen
Name and Principal                         Other Annual     Stock    Options/
Pay-    sation
Position          Year Salary    Bonus (A) Compensation (B) Award(s) (SARs(#1))
outs    (c)
Paul R. Chastain, 1995 $141,600  $--        $--             $--       --
$--    $  8,496
President & CEO  1994 $141,200   $--        $3,623           --       6,000

- --    $  8,472
                 1993 $137,500   $16,074    $4,655           --       --

- --    $  8,250
Harry D. Jones,  1995 $--        $--        $--              --       --
$--    $137,000
President & CEO  1994 $--        $--        $--              --       --

- --    $114,500
                 1993 $94,461(D) $--        $2,620           --       --

- --    $ 58,193

(A) Annual bonus amounts are earned and accrued during the fiscal years indicated, and paid subsequent to the end of each fiscal year.

(B) Group health insurance premiums paid by the Company for the named employee.

(C) All compensation shown in this column for Mr. Chastain consists of Company matching contributions to the Company's 401(k) defined contribution retirement plan. All compensation shown in this column for Mr. Jones consists of Company matching contributions to the Company's 401(k)
defined
         contribution retirement plan, consulting fees paid to Mr. Jones pursuant to his consulting agreement with the Company in the amounts of $50,000,
         $104,167, and $115,000 for 1993, 1994 and 1995, respectively, and director's fees paid to Mr. Jones in the amounts of $2,750, $9,500 and $22,000 for 1993, 1994 and 1995, respectively.

(D)      Mr. Jones resigned as President and Chief Operating Officer effective
 July
         31, 1993. This amount includes payment for accrued vacation and for the cancellation of a stock option for 5,000 shares, as well as salary through
         July 31, 1993.

OPTION EXERCISES AND YEAR-END VALUE TABLE

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUE

                   Number of  Value of Unexercised
                                                         Unexercised
In-the-Money
                                                          Options
Options
                                                         at FY-End        at
FY-End
                                                              #
$
                         Shares Acquired     Value
                         on Exercise     Realized(A)     Exercisable/
Exercisable/
        Name                  #             $           Unexercisable
Unexercisable
  Paul R. Chastain         ---               ---            20,000/0       $
0(B)/0

  Paul R. Chastain         ---               ---            25,000/0
$14,062(C)/0

  Paul R. Chastain         ---               ---            1,500/4,500    $
0(D)/0

____________

(A) Market value of underlying securities at December 31, 1995 minus the exercise price of "in-the-money" options.

(B)      Option granted July 13, 1988 pursuant to the Company's 1988 Stock
 Option
         Plan at an exercise price of $4.4375 was not "in- the-money" at December
         31, 1995.

(C) Option granted September 16, 1986 pursuant to the Company's 1978 Stock Option Plan at an exercise price of $3.1875 was not "in-the-money" at December 31, 1995.

(D) Option granted February 16, 1994 pursuant to the Company's 1988 Stock Option Plan at an exercise price of $4.50 was not "in-the-money" at December 31, 1995.

_______________________

EXECUTIVE SEVERANCE AGREEMENTS

         The Company had severance agreements with one key executive of the Company, Mr. Chastain, and with Kawyn L. Zilm, who previously served as the Company's vice president of Human Resources and as vice president of Boyles Galvanizing Company, a subsidiary of the Company. These agreements provided for payments of compensation and all normal employee benefit plans if a "change of control" of the Company occurred, coupled with a "change in status" of these employees, as such terms are defined in the severance agreements. In 1991, the Board of Directors determined that the severance agreements would not be extended beyond their then current expiration dates of December 31, 1995; therefore, these severance agreements are no longer in effect and the Company believes it has no further obligations under these agreements. Mr. Zilm's employment with the Company terminated in January 1996 and he received certain severance payments which are unrelated to the severance agreements.


REPORT OF THE COMPENSATION COMMITTEE
OF THE BOARD OF DIRECTORS

         The Compensation Committee of the Board establishes the general compensation policies of the Company and the compensation plans and specific compensation levels for executive officers. The Compensation Committee was comprised of Messrs. Butler, Crimmins, Jones and Walker until May 17, 1995, at which time Mr. Crimmins resigned as a result of having been elected chairman of the board. During the balance of fiscal year 1995 the Compensation Committee was comprised of Messrs. Butler, Jones and Walker. All decisions by the Compensation Committee relating to the compensation of the Company's executive officers are reviewed by the full Board.

         In accordance with recently adopted rules designed to enhance disclosure of companies' policies toward executive compensation, the following is a report submitted by the Compensation Committee members addressing the Company's compensation policy as it related to the named executive officers for fiscal 1995.

         The Company's objective is to ensure that executive compensation is directly linked to ongoing improvement in corporate performance and increasing shareholder value. The following objectives are guidelines for compensation decisions:

         JOB CLASSIFICATION. The Company assigns a job grade to each salaried position, and each job grade has a salary range which is based on national salary surveys. These salary ranges are reviewed annually to determine parity with national compensation trends, and to ensure that the Company maintains a competitive compensation structure.

         COMPETITIVE SALARY BASE. Actual salaries are based on individual performance contributions within a competitive salary range for each position established through job evaluation and market comparisons. The salary of each subsidiary president and corporate officer, except the chief executive officer, is reviewed annually by the chief executive officer who may recommend an increase for approval by the Compensation Committee. The chief executive officer's salary is determined by the Board based on a review and recommendation by the Compensation Committee. The chief executive officer's base salary was not increased in 1995.

         ANNUAL INCENTIVE COMPENSATION. The Company's officers are eligible to participate in an annual incentive compensation plan with awards based primarily on achievement of performance targets for net earnings. This objective focuses corporate decisions toward consistent and steady earnings growth. Awards are subject to decrease or increase on the basis of the Company's performance and at the discretion of the Compensation Committee. The Company did not achieve its financial performance objectives for 1995 resulting in no incentive awards for any of the Company's officers.

         STOCK OPTION PROGRAM. The purpose of this program is to provide additional incentives to employees to work to maximize shareholder value. The stock option program may utilize vesting periods to encourage key employees to continue in the employ of the Company.
         The number of options granted is determined by the subjective evaluation of the executive's ability to influence the Company's long-term growth and profitability. All options have been granted at the current market price at the time of the grant. The Compensation Committee, which must include at least three outside directors, works to achieve overall compensation objectives for key employees.

         The Compensation Committee believes that its objectives of linking executive compensation to corporate performance results in alignment of compensation with corporate goals and shareholder interest. When performance goals are met or exceeded, shareholders' value is increased and executives are rewarded commensurately. The Committee believes that compensation levels during 1995 adequately reflect the Company's compensation goals and policies.

Compensation Committee

                                         Richard C. Butler
                                         Harry D. Jones
                                         Mark E. Walker
                                         Michael T. Crimmins (resigned 5/17/95)


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The 1988 Stock Option Plan was administered by the Compensation
 Committee
consisting of Messrs. Walker, Butler and Jones, as well as Mr. Crimmins prior to his resignation on May 17, 1995. Mr. Jones acts as a consultant to the Company. Mr. Jones has declined to stand for reelection to the Board at the 1996 Annual Meeting and will no longer serve on the Compensation Committee. Mr. Crimmins was elected chairman of the board of the Company on May 17, 1995 and resigned from the Compensation Committee at that time.


COMPANY PERFORMANCE

         The following performance graph compares cumulative total stockholder returns on the Company's Common Stock compared to the Dow Jones Diversified Industrials Index and the Dow Jones Equity Market Index calculated at the end of each fiscal year, December 31, 1991 through December 31, 1995. The graph assumes $100 was invested December 31, 1990, in the Company's Common Stock and in each of the referenced indices and assumes the reinvestment of dividends.


[GRAPH APPEARS HERE]

                                       Dow Jones                 Dow Jones
Measurement Period                      Equity                   Diversified
(Fiscal Year            Kinark          Market                   Industrials
Covered)                Corporation     Index                      Index

1990                   100              100                        100


1991                   252              132                        124
1992                   119              144                        144
1993                    94              158                        176
1994                    81              159                        161
1995                    73              220                        211


RELATED PARTY TRANSACTIONS

         On July 1, 1993, the Company and Harry Jones entered into a
Termination
 of
Employment Agreement, providing for Mr. Jones' resignation as president and chief operating officer of the Company, effective July 31, 1993. Pursuant to this agreement, the Company canceled his stock options to acquire 5,000 shares and entered into a three year consulting arrangement with Mr. Jones. The consulting agreement with Mr. Jones terminates on July 31, 1996. Joseph J. Morrow, a nominee for director, purchased 1,759,083 shares of Common Stock in the Company's private placement in January 1996. Mr. Morrow is the chief executive officer of Morrow & Co., Inc., which provides proxy solicitation and other stockholder related services to the Company.


COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors and persons who beneficially own more than ten percent of a registered class of the Company's equity securities, to file reports of securities ownership and changes in such ownership with the SEC. Officers, directors and greater than ten-percent beneficial owners also are required by rules promulgated by the SEC to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on review of the copies of such reports furnished to the Company, the Company believes that, during the last fiscal year, its executive officers, directors and greater than ten-percent beneficial owners complied with all applicable Section 16(a) filing requirements, except that one report with respect to one transaction was inadvertently not timely filed by a director of the Company, and three reports with respect to the same transaction were inadvertently not timely filed by three affiliated stockholders which together were the beneficial owners of greater than ten percent of the Common Stock at the time of the transaction.


INDEPENDENT AUDITORS

    Deloitte & Touche, LLP audited the Company's financial statements for the fiscal year ended December 31, 1995, and the Board of Directors has approved the engagement of that firm to serve as the Company's auditors for 1996. Representatives of Deloitte & Touche are expected to be present at the Annual Meeting and will be afforded the opportunity to make a statement if they desire to do so and to be available to respond to appropriate questions.

STOCKHOLDER PROPOSALS

   Any proposals of stockholders intended to be considered by the Company for inclusion in the proxy materials for the 1997 Annual Meeting of Stockholders must be received by the Company by January 3, 1997. Such proposals should be directed to Kinark Corporation, Attention: Secretary, 7060 South Yale Avenue, Tulsa, Oklahoma 74136. No stockholder proposals were received for inclusion in this Proxy Statement.

OTHER MATTERS

    Management is not aware of any other business to be presented at the meeting. However, should any additional matters properly come before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment. The enclosed proxy confers discretionary authority to take action with respect to any additional matters which may come before the meeting.

   All expenses in connection with solicitation of proxies will be borne by the Company. In addition to solicitation by mail, proxies may be solicited personally by telephone, telecopy or telegraph by Company officers and employees. The Company has also retained Morrow & Co., Inc., 909 Third Avenue, New York, New York 10022-4799, to assist in such solicitation for a fee of $7,500 plus customary out-of-pocket expenses. Brokers, banks, nominees, fiduciaries and other custodians will be requested to solicit beneficial owners of shares and will be reimbursed for their expenses.

   Chemical Mellon Shareholder Services has been retained to receive and tabulate proxies and to provide representatives to act as inspectors of election for this Annual Meeting of Stockholders.

                                            By order of the Board of Directors



                                            /s/ Carolyn A. Fredrich


                                            Carolyn A. Fredrich, Secretary


Tulsa, Oklahoma
May 3, 1996

EXHIBIT 1

PROPOSED ARTICLE FOURTH OF THE
RESTATED CERTIFICATE OF INCORPORATION



   FOURTH: The aggregate number of shares of stock which the Corporation shall have authority to issue is Eighteen Million (18,000,000) shares of Common Stock of a par value of Ten Cents ($.10) per share.

APPENDIX

FORM OF

KINARK CORPORATION
1996 STOCK OPTION PLAN

TABLE OF CONTENTS


                                         Page

ARTICLE I DEFINITIONS

                                                   1

ARTICLE II THE PLAN

                                                   4

   2.1     Name
                                                   4
   2.2     Purpose.
                                                   4
   2.3     Effective Date.
                                                   5

ARTICLE III PARTICIPANTS

                                                   5

ARTICLE IV ADMINISTRATION

                                                   5

   4.1     Duties and Powers of the Committee
                                                   5
   4.2     Interpretation; Rules.
                                                   5
   4.3     No Liability
                                                   6
   4.4     Majority Rule
                                                   6
   4.5     Company Assistance
                                                   6

ARTICLE V SHARES OF STOCK SUBJECT TO PLAN

                                                   6

   5.1              Limitations
                                                   6
   5.2     Antidilution
                                                   6

ARTICLE VI OPTIONS

                                                   8

   6.1     Types of Options Granted
                                                   8
   6.2     Discretionary Options
                                                   8
   6.3     Optionee Limitations
                                                   8
   6.4     $100,000 Limitation
                                                   9
   6.5     Exercise Price of Discretionary Options
                                                   9
   6.6     Exercise Period of Discretionary Options
                                                   9
   6.7     Non-Employee Director Options
                                                   9
   6.8     Option Exercise
                                                  10
   6.9     Nontransferability.
                                                  11
   6.10    Termination of Employment or Service
                                                  11
   6.11    Certain Successor Options
                                                  11
   6.12    Effect of Change in Control
                                                  12

ARTICLE VII STOCK APPRECIATION RIGHTS

                                                  12

   7.1     SAR Awards
                                                  12
   7.2     Determination of Price
                                                  12
   7.3     Exercise of a SAR
                                                  12
   7.4     Payment of a SAR Spread
                                                  12
   7.5     Effect of SARs on Stock Subject to Plan
                                                  12
   7.6     Termination of SARs
                                                  13
   7.7     Nontransferability
                                                  13
   7.8     No Stockholder Rights
                                                  13

ARTICLE VIII STOCK CERTIFICATES

                                                  14

ARTICLE IX TERMINATION AND AMENDMENT

                                                  14

   9.1     Termination and Amendment
                                                  14
   9.2     Rule 16b-3 Requirement
                                                  14
   9.3     Effect on Grantee's Rights
                                                  15

ARTICLE X RELATIONSHIP TO OTHER COMPENSATION PLANS

                                                  15

ARTICLE XI MISCELLANEOUS

                                                  15

   11.1             Replacement or Amended Grants
                                                  15
   11.2             Employment Rights.
                                                  15
   11.3             Section 16 of Exchange Act
                                                  15
   11.4             Plan Binding on Successors.
                                                  15
   11.5             Singular, Plural, Gender
                                                  15
   11.6             Headings Not Part of Plan
                                                  16
   11.7             Interpretation
                                                  16
   11.8             Governing Law.

KINARK CORPORATION
1996 STOCK OPTION PLAN

ARTICLE I
DEFINITIONS

      As used herein, the following terms have the following meanings unless the context clearly indicates to the contrary:

    "Advisor" or "Consultant" shall mean any person performing services for the Company or any Subsidiary of the Company, with or without compensation, to whom the Company chooses to grant Options in accordance with the Plan, provided that bona fide services must be rendered by such person and such services shall not be rendered in connection with the offer or sale of securities in a capital-raising transaction.

   "Award" shall mean a grant of a SAR under this Plan.

   "Board" shall mean the Board of Directors of the Company.

     "Change in Control" shall mean the occurrence of either of the following events:

  (a) A change in the composition of the Board as a result of which fewer than one-half of the incumbent Directors are Directors who either:

           (i) were Directors of the Company twenty-four (24) months prior to such change, or

           (ii) were elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Directors who had been Directors of the Company twenty-four (24) months prior to such change and who were still in office at the time of the election or nomination; or

   (b) Any "person" (as such term is used in Sections 13(d) and 14(d) of the
           Exchange Act), by the acquisition or aggregation of securities, is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities
           ordinarily (and apart from rights accruing under special circumstances) having the right to vote at elections of
Directors
           (the "Base Capital Stock"); except that any change in the relative beneficial ownership of the Company's securities by any person resulting solely from a reduction in the aggregate number of outstanding shares of Base Capital Stock shall be disregarded until
           such person increases in any manner, directly or indirectly, such person's beneficial ownership of any securities of the Company.

   "Code" shall mean the Internal Revenue Code of 1986, as amended, including effective date and transition rules (whether or not codified). Any reference herein to a specific section of the Code shall be deemed to include a reference to any applicable corresponding provision of future law.

   "Committee" shall mean a committee of at least three (3) Directors appointed from time to time by the Board, having the duties and authority set forth herein in addition to any other authority granted by the Board; provided, however, that with respect to any Discretionary Options or Awards granted to an individual who is also a Section 16 Insider, the Committee shall consist of at least two (2) Directors (who need not be members of the Committee with respect to Options or Awards granted to any other individuals) who are Disinterested Persons, and all authority and discretion shall be exercised by such Disinterested Persons, and references herein to the "Committee" shall mean such Disinterested Persons insofar as any actions or determinations of the Committee shall relate to or affect Discretionary Options or Awards made to or held by any Section 16 Insider. At any time that the Board shall not have appointed a committee as described above, any reference herein to the Committee shall mean a reference to the Board.

   "Company" shall mean Kinark Corporation, a Delaware corporation.

   "Director" shall mean a member of the Board and any person who is an advisory or honorary director of the Company if such person is considered a director for the purposes of Section 16 of the Exchange Act.

   "Disabled Optionee" shall mean a Grantee who suffers a Disability.

   "Disability" shall mean a physical or mental infirmity which impairs a Grantee's ability to substantially perform his duties with the Company or a Subsidiary for a period of 180 consecutive days, as determined by an independent physician selected by agreement between the Company and the Grantee or, failing such agreement, selected by two physicians (one of which shall be selected by the Company and the other by the Grantee); provided, however, "Disability" shall have the meaning set forth in Section 22(e)(3) of the Code and the regulations promulgated thereunder in respect of an Optionee granted Incentive Stock Options.

   "Discretionary Option" shall mean an Option granted under this Plan, at the discretion of the Committee, in accordance with, and subject to, Section
6.2 hereof, and which may be an Incentive Stock Option or a non-Incentive Stock Option.

   "Disinterested Person" shall have the meaning given such term under Rule
16b-3 of the Exchange Act, as the same may be in effect from time to time, or in any successor rule thereto.

   "Employee" shall mean an employee of the Company, or of any Subsidiary, as defined under Section 3401(c) of the Code and the regulations thereunder. Unless the context otherwise indicates, the term "Employee" shall include any Officers or Directors who are not Non-Employee Directors.

   "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended and as the same may be amended from time to time. Any reference herein to a specific section of the Exchange Act shall be deemed to include a reference to any corresponding provision of future law.

   "Exercise Price" shall mean the price at which an Optionee may purchase a share of Stock under a Stock Option Agreement.

   "Fair Market Value" on any date shall mean the closing sales price of the
Stock on such date on the national securities exchange having the greatest volume of trading in the Stock during the thirty (30) day period preceding such date or, if such exchange was not open for trading on such date, the next preceding date on which it was open.

   "For Cause" termination shall mean the termination of the Grantee's employment as a result of: (i) any act that constitutes, on the part of the Grantee, fraud, dishonesty, gross malfeasance of duty, or conduct grossly inappropriate to the Grantee's position of employment; or (ii) the conviction (from which no appeal may be or is timely taken) of the Grantee of a felony.

   "Grantee" shall mean a person who is an Optionee (or his permitted assign) or a person who has received an Award of a SAR.

   "Incentive Stock Option" shall mean an Option that complies with and is subject to the terms, limitations and conditions of Section 422 of the Code and the regulations promulgated thereunder.

   "Non-Employee Director" shall mean a Director of the Company who has not been an Officer or an Employee of the Company or any Subsidiary at any time during the twelve (12) months preceding the grant of a Non-Employee Director Option.

   "Non-Employee Director Option" shall mean an Option granted to a Non-Employee Director in accordance with, and subject to, Section 6.7 hereof.

   "Officer" shall mean a person who constitutes an officer of the Company for the purposes of Section 16 of the Exchange Act, as the same may be in effect from time to time, or in any successor rule thereto.

   "Option" shall mean an option, including a Discretionary Option and a Non-
Employee Director Option, to purchase Stock granted pursuant to the provisions of Article VI hereof.

   "Optionee" shall mean a person to whom an Option has been granted hereunder or his permitted assign.

   "Plan" shall mean the Kinark Corporation 1996 Stock Option Plan, the terms of which are set forth herein, as the same may be amended from time to time.

   "Qualified Domestic Relations Order" shall have the meaning set forth in
Section 414(p)(1)(A) of the Code and the regulations promulgated thereunder.

   "SAR" means a stock appreciation right, which is the right to receive an amount equal to the SAR Spread.

   "SAR Agreement" shall mean a written agreement setting forth the terms of an Award of a SAR, as provided in Section 7.1 hereof.

   "SAR Price" shall mean the base value established by the Committee for a
SAR on the date the SAR is granted and which is used in determining the SAR Spread.

   "SAR Spread" shall mean, with respect to any SAR, an amount equal to
(a)
the Fair Market Value of a share of Stock on the date such SAR is exercised, less (b) the SAR Price of such SAR.

   "Section 16 Insider" shall mean any person who is subject to the provisions of Section 16 of the Exchange Act, as provided in Rule 16a-2 promulgated pursuant to the Exchange Act, as the same may be in effect from time to time, or in any successor rule thereto.

   "Stock" shall mean the Common Stock, par value $.10 per share, of the Company, subject to the provisions of Article V hereof.

   "Stock Option Agreement" shall mean a written agreement between the Company and an Optionee under which the Optionee may purchase Stock hereunder, as provided in Article VI hereof.

   "Subsidiary" shall mean any corporation in which the Company directly or indirectly owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock of such corporation.

   "Vested" shall refer to an Option that may be exercised by an Optionee under the terms of this Plan on or after a certain date specified in the applicable Stock Option Agreement.


ARTICLE II
THE PLAN

   2.1     Name.  This Plan shall be known as the "Kinark Corporation
1996 Stock
Option Plan."

   2.2 Purpose. The purpose of the Plan is to advance the interests of the
Company, its Subsidiaries and its stockholders by affording Directors and Employees of the Company and its Subsidiaries, as well as Consultants and Advisors to the Company or any Subsidiary, an opportunity to acquire or increase their proprietary interests in the Company. The objective of the Options and Awards is to promote the growth and profitability of the Company and its Subsidiaries by providing the Grantees with an additional incentive to achieve the Company's objectives through participation in its success and growth and by encouraging their continued association with or service to the Company and its Subsidiaries.

   2.3     Effective Date.  The effective date of this Plan is June 5,
1996,
subject to the approval of this Plan by the stockholders of the Company at the annual meeting of the stockholders on June 5, 1996, or any adjournment thereof.


ARTICLE III
PARTICIPANTS

   The class of persons eligible to participate in this Plan shall consist of all persons whose participation in the Plan the Committee determines to be in the best interests of the Company which shall include, but not be limited to, all Directors and Employees of the Company or any Subsidiary, as well as Consultants and Advisors to the Company or any Subsidiary; provided, however, that (a) only Employees of the Company or any Subsidiary shall be eligible to receive grants of Incentive Stock Options and (b) Non-Employee Directors are only eligible to receive Non-Employee Director Options.


ARTICLE IV
ADMINISTRATION

   4.1 Duties and Powers of the Committee. This Plan shall be administered by the Committee. The Committee shall select one of its members as its Chairman and shall hold its meetings at such times and places as it may determine. The Committee shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it may deem necessary. The Committee shall have the power to act by unanimous written consent in lieu of a meeting, and to meet telephonically. In administering this Plan, the Committee's actions and determinations shall be binding on all interested parties. The Committee shall have the power to grant Discretionary Options and Awards in accordance with the provisions of this Plan and may grant Discretionary Options and Awards singularly, in combination, or in tandem. Subject to the provisions of this Plan, the Committee shall have the discretion and authority to determine those persons to whom Discretionary Options or Awards will be granted, the number of shares of Stock subject to each Discretionary Option or Award, such other matters as are specified herein, and any other terms and conditions of a Stock Option Agreement and SAR Agreement. To the extent not inconsistent with the provisions of this Plan, the Committee may give a Grantee an election to surrender a Discretionary Option or Award in exchange for the grant of a new Discretionary Option or Award, and shall have the authority to amend or modify an outstanding Stock Option Agreement or SAR Agreement, or to waive any provision thereof, provided that the Grantee consents to such action.

   4.2 Interpretation; Rules. Subject to the express provisions of this
Plan, the Committee shall have complete authority to interpret this Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the details and provisions of each Stock Option Agreement and SAR Agreement, and to make all other determinations necessary or advisable for the administration of this Plan, including, without limitation, the amending or altering of this Plan and any Options or Awards granted hereunder as may be required to comply with or to conform to any federal, state or local laws or regulations.

   4.3 No Liability. Neither any Director nor any member of the Committee shall be liable to any person or entity for any act or determination made in good faith with respect to this Plan or any Option or Award granted hereunder.

   4.4 Majority Rule. A majority of the members of the Committee shall constitute a quorum, and any action taken by a majority at a meeting at which a quorum is present, or any action taken without a meeting evidenced by a writing executed by all the members of the Committee, shall constitute the action of the Committee.

   4.5 Company Assistance. The Company shall supply full and timely information to the Committee on all matters relating to eligible persons, their employment, death, retirement, disability or other termination of employment, and such other pertinent facts as the Committee may require. The Company shall furnish the Committee with such clerical and other assistance as is necessary in the performance of its duties.


ARTICLE V
SHARES OF STOCK SUBJECT TO PLAN

   5.1 Limitations. Subject to the antidilution provisions of Section
5.2, the maximum number of shares of Stock that may be issued hereunder pursuant to Options or as payment of a SAR Spread shall be eight hundred thousand (800,000). Any or all shares of Stock subject to the Plan may be issued in respect of Incentive Stock Options and non-Incentive Stock Options and as payment of a SAR Spread, or in any combination thereof. Except as otherwise provided in Section 5.2, the amount of Stock subject to the Plan may not be increased without stockholder approval, as provided in Article IX hereof. Shares of Stock subject to an Option or issued as payment of a SAR Spread may be either authorized and unissued shares or treasury shares issued and later acquired by the Company. The shares of Stock subject to any unexercised portion of an Option that has terminated for any reason (except as set forth in the following paragraph) may again be subject to an Option or issued as payment of a SAR Spread under this Plan, and shall not be considered as having been optioned or issued in computing the number of shares of Stock remaining available for issuance under this Plan.

   5.2     Antidilution.

           (a) If (i) the outstanding shares of Stock are increased, decreased, or changed into or exchanged for a different number or kind of shares or other securities of the Company, by reason of merger, consolidation, reorganization, recapitalization, reclassification, combination or exchange of shares, or stock split or stock dividend, (ii) any spin-off, split-off or other distribution of assets materially affects the price of the Stock, or (iii) there is any assumption and conversion to this Plan by the Company of an acquired company's outstanding option grants, then:

                    (A) the maximum aggregate number and the class or series of shares of Stock available for issuance hereunder shall be adjusted appropriately by the Committee; and

                    (B)      the rights of Optionees (concerning the
number of shares
           subject to Options and the Exercise Price) under outstanding
Options
           and the rights of the holders of Awards (concerning the terms and conditions of the lapse of any then-remaining restrictions), shall be adjusted appropriately by the Committee.

           (b) If the Company is a party to any reorganization in which it does not survive, involving merger, consolidation, or acquisition of the stock or substantially all the assets of the Company, the Committee, in its discretion, may:

           (i) notwithstanding other provisions hereof, declare that all or a portion of the Options granted under this Plan shall become exercisable immediately notwithstanding the provisions of the respective Stock
Option
   Agreements regarding exercisability, that all such Options shall terminate thirty (30) days after the Committee gives written notice of the immediate right to exercise all such Options and of the decision to terminate all
   Options not exercised within such 30-day period, and that all then-remaining restrictions pertaining to all or a portion of the Awards under
   this Plan shall immediately lapse; and/or

           (ii) notify all Grantees that all or a portion of the Options and
   Awards granted under this Plan shall be assumed by the successor corporation or substituted on an equitable basis with options or stock appreciation rights issued by such successor corporation.

           (c) If the Company is to be liquidated or dissolved in connection with a reorganization described in Section 5.2(b), the provisions of that Section shall apply. In all other instances, the adoption of a plan of dissolution or liquidation of the Company shall, notwithstanding other provisions hereof, cause all then-remaining restrictions pertaining to Options and Awards under the Plan to lapse, and shall cause every Option and Award outstanding under the Plan to terminate to the extent not exercised prior to the adoption of the plan of dissolution or liquidation by the stockholders; provided that, notwithstanding any other provisions hereof, the Committee may declare all Options and Awards granted under the Plan to be exercisable at any time on or before the fifth (5th) business day following such adoption, notwithstanding the provisions of the respective Stock Option Agreements or SAR Agreements regarding exercisability.

           (d)      The adjustments described in paragraphs (a) through
(c) of this
Section 5.2, and the manner of their application, shall be determined solely by the Committee, and any such adjustment may provide for the elimination of fractional share interests; provided, however, that any adjustment made by the Committee shall be made in a manner that will not cause an Incentive Stock Option to be other than an Incentive Stock Option under applicable statutory and regulatory provisions. The adjustments required under this Article V shall apply to any successors of the Company and shall be made regardless of the number or type of successive events requiring such adjustments.


ARTICLE VI
OPTIONS

   6.1 Types of Options Granted. The Committee may, under this Plan, grant either Incentive Stock Options or Options which do not qualify as Incentive Stock Options; provided, however, that only Employees of the Company or any Subsidiary shall be eligible to receive grants of Incentive Stock Options. Non-Employee Director Options shall be non-Incentive Stock Options. Within the limitations provided in this Plan, both Incentive Stock Options and non-Incentive Stock Options may be granted to the same person at the same time, or at different times, under different terms and conditions, as long as the terms and conditions of each Option are consistent with the provisions of this Plan. Without limitation of the foregoing, Discretionary Options may be granted subject to conditions based on the financial performance of the Company or any other factor the Committee deems relevant. Neither the Company, nor any Subsidiary or any Director or Officer of the Company or any Subsidiary warrants or represents that (i) any Option granted under this Plan shall be considered an Incentive Stock Option for applicable tax purposes, or (ii) favorable or desirable tax treatment or characterization will be applicable in respect of any Options.

   6.2 Discretionary Options. The Committee may grant Discretionary Options under this Plan upon such restrictions, terms and conditions as the Committee may prescribe. Each Discretionary Option granted hereunder shall be evidenced by minutes of a meeting or the written consent of the Committee and by a written Stock Option Agreement executed by the Company and the Optionee. The terms of the Discretionary Option, including the Discretionary Option's duration, vesting schedule, exercise price, and whether it is intended to be an Incentive Stock Option, shall be determined by the Committee, and stated in the Stock Option Agreement. No Incentive Stock Option may be granted more than ten
(10) years after the effective date of this Plan. Separate Stock Option Agreements may be used for Discretionary Options intended to be Incentive Stock Options and those not so intended, but any failure to use such separate agreements shall not invalidate, or otherwise adversely affect the Optionee's interest in, the Discretionary Options evidenced thereby.

   6.3     Optionee Limitations.  The Committee shall not grant an
Incentive
Stock Option to any person who, at the time the Incentive Stock Option is granted:

           (a) is not an Employee of the Company or any of its Subsidiaries; or

           (b) owns or is considered to own stock possessing at least ten percent (10%) of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries; provided, however, that this limitation shall not apply if at the time an Incentive Stock Option is granted the Exercise Price is at least one hundred ten percent (110%) of the Fair Market Value of the Stock subject to such Option and such Option by its terms is not exercisable after five (5) years from the date on which the Option is granted. For the purpose of this subsection (b), a person shall be considered to own:
(i) the stock owned, directly or indirectly, by or for his or her brothers and sisters (whether by whole or half blood), spouse, ancestors and lineal descendants; (ii) the stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust in proportion to such person's stock interest, partnership interest or beneficial interest therein; and (iii) the stock which such person may purchase under any outstanding options of the Company or any Subsidiary.

   6.4 $100,000 Limitation. Except as provided below, the Committee shall not grant an Incentive Stock Option to, or modify the exercise provisions of any outstanding Incentive Stock Option held by, any person who, at the time the Incentive Stock Option is granted (or modified), would thereby receive or hold any Incentive Stock Options of the Company and any Subsidiary, such that the aggregate Fair Market Value (determined as of the respective dates of grant or modification of each Option) of the Stock with respect to which such Incentive Stock Options are exercisable for the first time during any calendar year is in excess of $100,000 (or such other limit as may be prescribed by the Code from time to time); provided, that the foregoing restriction on modification of outstanding Incentive Stock Options shall not preclude the Committee from modifying an outstanding Incentive Stock Option if, as a result of such modification and with the consent of the Optionee, such Option no longer constitutes an Incentive Stock Option; and provided further that, if the $100,000 limitation (or such other limitation prescribed by the Code) described in this Section 6.4 is exceeded, the Incentive Stock Option, the granting or modification of which resulted in the exceeding of such limit, shall be treated as an Incentive Stock Option up to the limitation and the excess shall be treated as an Option not qualifying as an Incentive Stock Option.

   6.5 Exercise Price of Discretionary Options. The Exercise Price of the
Stock subject to each Discretionary Option shall be determined by the Committee. Subject to the provisions of Section 6.3(b) hereof, the Exercise Price of an Incentive Stock Option shall not be less than the Fair Market Value of the Stock as of the date the Discretionary Option is granted (or in the case of an Incentive Stock Option that is subsequently modified, on the date of such modification).

   6.6 Exercise Period of Discretionary Options. The period for the exercise of each Discretionary Option granted hereunder shall be determined by the Committee. The Committee shall have the authority to prescribe in any Stock Option Agreement that the Discretionary Option may be exercised in accordance with a vesting schedule set forth in such agreement. The Stock Option Agreement with respect to each Discretionary Option intended to be an Incentive Stock Option shall provide that such Discretionary Option shall not be exercisable after the expiration of ten (10) years from the date of grant (or modification) of the Discretionary Option. In addition, no Discretionary Option granted to a Section 16 Insider shall be exercisable prior to the expiration of six (6) months from the date such Discretionary Option is granted, other than in the case of the death or disability of the Optionee.

   6.7     Non-Employee Director Options.

           (a) Commencing on July 1, 1996, and continuing on the first day of
July 1 thereafter for a period of ten years, through and including July 1, 2005, each Non-Employee Director who is a member of the Board on each of such dates shall automatically receive Non-Employee Director Stock Options to purchase five thousand (5,000) shares of Stock. Non-Employee Director Options shall be evidenced by a written Stock Option Agreement. Non-Employee Director Options shall be non-Incentive Stock Options.

           (b) The Exercise Price of Non-Employee Director Options shall be
100% of the Fair Market Value of the Company's Stock as of July 1 of the year in which the Non-Employee Director Option is granted.

           (c) Each Non-Employee Director Option shall vest and become exercisable upon the expiration of six (6) months from the date such Non-Employee Director Option is granted.

           (d) Each Non-Employee Director Option shall terminate and cease to be exercisable after the expiration of ten (10) years from the date such Non-Employee Director Option is granted.

           (e) In the event a Non-Employee Director Optionee ceases to be a
Director by reason of his or her death or Disability, the Optionee or the Optionee's administrators, executors or personal representatives may exercise the Optionee's Non-Employee Director Options on the earlier of (i) the last day of the one (1) year period following the Optionee's death or the beginning of the Optionee's Disability or (ii) the expiration of the Optionee's Non-Employee Director Options.

           (f) In the event a Non-Employee Director Optionee ceases to be a
Director for any reason other than his or her death or Disability, the Optionee may exercise his or her Non-Employee Director Options on the earlier of (i) the last day of the two (2) year period following the date the Optionee ceases to be a Director or (ii) the expiration of the Optionee's Non-Employee Director Options.

           (g) The anti-dilution provisions of Section 5.2 as well as the provisions of Sections 6.8 and 6.9 shall apply to Non-Employee Director Options.

   6.8     Option Exercise.

           (a)      Unless otherwise provided in the Stock Option
Agreement or
Section 6.6 hereof, an Option may be exercised at any time or from time to time during the term of the Option as to any or all Options which have become Vested under the terms and conditions of the Option, but not at any time as to less than one hundred (100) shares unless the remaining Options that have become Vested relate to less than one hundred (100) shares.

           (b) An Option shall be exercised by (i) delivery to the Company at its principal office a written notice of exercise with respect to a specified number of shares of Stock and (ii) payment to the Company at that office of the full amount of the Exercise Price for such number of shares in accordance with
Section 6.7(c). If requested by an Optionee, an Option may be exercised with the involvement of a stockbroker in accordance with the federal margin rules set forth in Regulation T (in which case the certificates representing the underlying shares will be delivered by the Company directly to the stockbroker).

           (c) The Exercise Price is to be paid in full in cash upon the exercise of the Option and the Company shall not be required to deliver certificates for the shares purchased until such payment has been made; provided, however, that the Committee may provide in a Stock Option Agreement (or may otherwise determine in its sole discretion at the time of exercise) that in lieu of cash, all or any portion of the Exercise Price may be paid by tendering to the Company shares of Stock duly endorsed for transfer and owned by the Optionee, or by authorization to the Company to withhold shares of Stock otherwise issuable upon exercise of the Option, in each case to be credited against the Exercise Price at the Fair Market Value of such shares on the date of exercise (however, no fractional shares may be so transferred, and the Company shall not be obligated to make any cash payments in consideration of any excess of the aggregate Fair Market Value of shares transferred over the aggregate Exercise Price); provided further, the Committee may provide in a Stock Option Agreement (or may otherwise determine in its sole discretion at the time of exercise) that, in lieu of cash or shares, all or a portion of the Exercise Price may be paid by the Optionee's execution of a recourse promissory note the principal amount of which shall be equal to the Exercise Price or the relevant portion thereof, subject to compliance with applicable state and federal laws, rules and regulations.

           (d) In addition to and at the time of payment of the Exercise Price, the Company may withhold, or require the Optionee to pay to the Company in cash, the amount of any federal, state and local income, employment or other withholding taxes which the Committee determines are required to be withheld under federal, state or local law in connection with the exercise of an Option; provided, however, the Committee may provide in a Stock Option Agreement (or may otherwise determine in its sole discretion at the time of exercise) that all or any portion of such tax obligations may, upon the election of the Optionee, be paid by tendering to the Company whole shares of Stock duly endorsed for transfer and owned by the Optionee, or by authorization to the Company to withhold shares of Stock otherwise issuable upon exercise of the Option, in either case in that number of shares having a Fair Market Value on the date of exercise equal to the amount of such taxes thereby being paid, and subject to such restrictions as to the approval and timing of any such election as the Committee may from time to time determine to be necessary or appropriate to satisfy the conditions of the exemption set forth in Rule 16b-3 under the Exchange Act, if such rule is applicable.

           (e) The holder of an Option shall not have any of the rights of a stockholder with respect to the shares of Stock subject to the Option until such shares have been issued and transferred to the Optionee upon the exercise of the Option.

   6.9 Nontransferability. No Option shall be transferable by an Optionee other than by will or the laws of descent and distribution; provided, however, non-Incentive Stock Options may also be transferred pursuant to a Qualified Domestic Relations Order. During the lifetime of an Optionee, Options shall be exercisable only by such Optionee (or by such Optionee's guardian or legal representative, should one be appointed).

   6.10 Termination of Employment or Service. The Committee shall have the power to specify, with respect to the Discretionary Options granted to a particular Optionee, the effect upon such Optionee's right to exercise a Discretionary Option upon termination of such Optionee's employment or service under various circumstances, which effect may include immediate or deferred termination of such Optionee's rights under a Discretionary Option, or acceleration of the date at which a Discretionary Option may be exercised in full; provided, however, that in no event may an Incentive Stock Option be exercised after the expiration of ten (10) years from the date of grant thereof.

   6.11 Certain Successor Options. To the extent not inconsistent with the terms, limitations and conditions of Code Section 422 and any regulations promulgated thereunder, an Option issued in respect of an option to acquire stock of any entity acquired, by merger or otherwise, by the Company or any Subsidiary, may contain terms that differ from those stated in this Article VI, but solely to the extent necessary to preserve the rights and benefits contained in such predecessor option, or to satisfy the requirements of Code
Section 424(a).

   6.12 Effect of Change in Control. The Committee may determine, at the time of granting a Discretionary Option or thereafter, that such Discretionary Option shall become exercisable on an accelerated basis in the event that a Change in Control occurs with respect to the Company (and the Committee shall have the discretion to modify the definition of Change in Control in a particular Stock Option Agreement). If the Committee finds that there is a reasonable possibility that, within the succeeding six (6) months, a Change in Control will occur with respect to the Company, then the Committee may determine that all outstanding Discretionary Options shall be exercisable on an accelerated basis.


ARTICLE VII
STOCK APPRECIATION RIGHTS

   7.1     SAR Awards.  The Committee may grant Awards of SARs under this
Plan
upon such restrictions, terms and conditions as the Committee may prescribe; provided, however, that the Committee may not grant Awards of SARs to Non-Employee Directors. Each Award shall be governed by a SAR Agreement between the Company and the Grantee which shall contain the restrictions, terms and conditions prescribed by the Committee, including, without limitation, restrictions on the time of exercise of the SAR to specified periods as may be necessary to satisfy the requirements of Rule 16b-3. Awards of SARs may be granted singularly, or in combination or in tandem with Options granted under this Plan, and may be granted at the same time as or later than the grant of the Option to which it relates.

   7.2 Determination of Price. The SAR Price shall be established by the
Committee in its sole discretion. The SAR Price shall not be less than one hundred percent (100%) of the Fair Market Value of the Stock on the date the SAR is granted for a SAR issued in tandem with an Incentive Stock Option.

   7.3 Exercise of a SAR. A SAR shall be exercisable at such time as may be determined by the Committee, provided that a SAR issued in tandem with an Option shall be exercisable to the extent that the related Option is exercisable. Upon exercise of a SAR, the Grantee shall be entitled, subject to the terms and conditions of this Plan and the SAR Agreement, to receive an amount equal to the SAR Spread.

   7.4     Payment of a SAR Spread.  Payment of the SAR Spread for any
SAR shall
be made, at the sole discretion of the Committee, in (a) cash, (b) shares of Stock, or (c) a combination of both. Shares of Stock used for this payment shall be valued at their Fair Market Value on the date of exercise of the applicable SAR.

   7.5 Effect of SARs on Stock Subject to Plan. Stock issued in payment of the SAR Spread shall reduce the number of shares of Stock remaining available for issuance under this Plan. The exercise of a SAR which results in the termination of an unexercised Option issued in tandem with such SAR shall also reduce the number of shares of Stock remaining available for issuance under this Plan by the number of shares of Stock subject to the terminated Option.

   7.6     Termination of SARs.  A SAR may be terminated as follows:

           (a) During the period of a Grantee's continuous employment with the
Company or a Subsidiary, a SAR will be terminated only if it has been fully exercised or it has expired by its terms.

           (b) Upon termination of a Grantee's employment with the Company or a
Subsidiary, the SAR will terminate upon the earliest of (i) the full exercise of the SAR, (ii) the expiration of the SAR by its terms, and (iii) not more than three (3) months following the date of employment termination; provided, however, should termination of employment (A) result from the death or Disability of the Grantee, the period referenced in clause (iii) hereof shall be one (1) year, or (B) be For Cause, the SAR will terminate on the date of employment termination. For purposes of this Plan, a leave of absence approved by the Company shall not be deemed to be termination of employment unless otherwise provided in the SAR Agreement or by the Company on the date of the leave of absence.

           (c) Subject to the terms of the SAR Agreement with the Grantee, if a
Grantee should die or become subject to a Disability prior to the termination of employment with the Company or any Subsidiary and prior to the termination of a SAR, such SAR may be exercised to the extent that the Grantee shall have been entitled to exercise it at the time of death or Disability, as the case may be, by the Grantee, the estate of the Grantee or the person or persons to whom the SAR shall have been transferred by will or by the laws of descent and distribution.

           (d)      Except as otherwise expressly provided in the SAR
Agreement with
the Grantee, in no event will the continuation of the term of a SAR beyond the date of termination of employment allow the Employee, or his beneficiaries or heirs, to accrue additional rights under this Plan, have additional SARs available for exercise, or receive a higher benefit than the benefit payable as if the SAR had been exercised on the date of employment termination.

   7.7 Nontransferability. No SAR shall be transferable by a Grantee;
provided, however, that a SAR issued in tandem with an Option shall be transferable, if at all, to the same extent and upon the same terms and conditions as the related Option.

   7.8 No Stockholder Rights. The Grantee of a SAR shall have no rights as a stockholder with respect to such SAR. In addition, no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or rights, except as provided in Section 5.2 hereof.


ARTICLE VIII
STOCK CERTIFICATES

   The Company shall not be required to issue or deliver any certificate for shares of Stock purchased upon the exercise of any Option granted hereunder or any portion thereof prior to fulfillment of all of the following conditions:

           (a) the admission of such shares to listing on all stock exchanges on which the Stock is then listed;

           (b) the completion of any registration or other qualification of such shares which the Committee shall deem necessary or advisable under any federal or state law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body;

           (c) the obtaining of any approval or other clearance from any federal or state governmental agency or body which the Committee shall determine to be necessary or advisable; and

           (d) the lapse of such reasonable period of time following the exercise of the Option as the Board from time to time may establish for reasons of administrative convenience.

   Stock certificates issued and delivered to Grantees shall bear such restrictive legends as the Company shall deem necessary or advisable pursuant to applicable federal and state securities laws.


ARTICLE IX
TERMINATION AND AMENDMENT

   9.1 Termination and Amendment. Subject to Section 9.2 hereof, the Board may at any time terminate this Plan, and may at any time and from time to time and in any respect amend this Plan; provided, however, that the Board (unless its actions are approved or ratified by the stockholders of the Company within twelve (12) months of the date that the Board amends the Plan) may not amend this Plan to:

           (a) increase the total number of shares of Stock issuable under this
Plan, except as contemplated under Article V hereof;

           (b) materially change the class of persons that may participate in this Plan; or

           (c) otherwise materially increase the benefits accruing to participants under this Plan.

   9.2     Rule 16b-3 Requirement.  As required by Rule 16b-3 of the
Exchange
Act, any provision of this Plan relating to Non-Employee Director Options shall not be amended more than once every six months, except as is necessary to make the Plan comport with changes in the Code, the Employment Retirement Income Security Act, or the rules thereunder.

   9.3 Effect on Grantee's Rights. No termination, amendment or modification of this Plan shall adversely affect a Grantee's rights under a Stock Option Agreement or SAR Agreement without the consent of the Grantee or his legal representative.


ARTICLE X
RELATIONSHIP TO OTHER COMPENSATION PLANS

   The adoption of this Plan shall not affect any other stock option, incentive or other compensation plans in effect for the Company or any of its Subsidiaries; nor shall the adoption of the Plan preclude the Company or any of its Subsidiaries from establishing any other form of incentive or other compensation plan for Employees or Directors of the Company or any of its Subsidiaries.


ARTICLE XI
MISCELLANEOUS

   11.1 Replacement or Amended Grants. At the sole discretion of the
Committee, and subject to the terms of this Plan, the Committee may modify outstanding Discretionary Options or Awards or accept the surrender of outstanding Discretionary Options or Awards and grant new Discretionary Options or Awards in substitution thereof. However, no modification of a Discretionary Option or Award shall adversely affect a Grantee's rights under a Stock Option Agreement or SAR Agreement without the consent of the Grantee or his legal representative.

   11.2    Employment Rights.  Nothing in this Plan or in any Stock
Option
Agreement or SAR Agreement shall confer on any person any right to continue in the employ of the Company or any of its Subsidiaries, or shall interfere in any way with the right of the Company or any of its Subsidiaries to terminate such person's employment at any time.

   11.3 Section 16 of Exchange Act. With respect to persons subject to
Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3, as the same may be amended from time to time, or any successor thereto. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

   11.4 Plan Binding on Successors. This Plan shall be binding upon the successors and assigns of the Company.

   11.5 Singular, Plural, Gender. Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender and vice versa.

   11.6 Headings Not Part of Plan. Headings of Articles and Sections hereof are inserted for convenience and reference, and they do not constitute part of this Plan.

   11.7 Interpretation. With respect to Section 16 Insiders, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act, and shall be interpreted consistent therewith.

   11.8 Governing Law. This Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to conflicts of laws principles.

*                  *                  *                  *                  *

PRELIMINARY COPIES
FORM OF PROXY CARD

KINARK CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS ON JUNE 5, 1996

   The undersigned, a stockholder of record of Kinark Corporation (the "Company") on April 15, 1996 (the "Record Date"), hereby appoints Michael T. Crimmins and Paul R. Chastain, or either of them with full power of substitution, as proxies for the undersigned, to vote all shares of common stock, $.10 par value per share (the "Common Stock"), of the Company, which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on June 5, 1996, and at any adjournments or postponements thereof, on the following matters.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES LISTED BELOW
AND
FOR THE PROPOSALS DESCRIBED BELOW.

   1.      Election of the following nominees as Directors:  Richard C.
Butler,
Paul R. Chastain, Michael T. Crimmins, Ronald J. Evans, Mark E. Walker, Joseph
J. Morrow and John H. Sununu.

FOR all nominees                   WITHHOLD
INSTRUCTIONS:  To vote FOR or WITHHOLD
listed (except as                  AUTHORITY to                       AUTHORITY
to vote for the election of
marked to the                      vote for all                       all
candidates, check the appropriate
contrary)                          nominees listed                    box
above.  To withhold authority to
                                                                the
election of any candidate(s), write
[  ]                               [  ]                               the
name(s) of such candidate(s) in the
                                                                following
space:  __________________.
                                                                IF NO BOX
IS MARKED ABOVE, THE

UNDERSIGNED WILL BE DEEMED TO VOTE FOR
                                                                EACH
CANDIDATE EXCEPT THAT THE

UNDERSIGNED WILL NOT BE DEEMED TO
                                                                CONSENT
TO THE ELECTION OF ANY
                                                                CANDIDATE
WHOSE NAME IS WRITTEN IN THE
                                                                SPACE
PROVIDED ABOVE.

   2. Amend Article Fourth of the Company's Amended and Restated Certificate of Incorporation (the "Certificate") to increase the number of authorized shares of Common Stock from 12,000,000 shares to 18,000,000 shares, as set forth in the accompanying proxy statement (the "Proxy Statement").

                    [  ]  FOR                  [  ]  AGAINST
     [  ]  ABSTAIN

   3. Approve the Company's 1996 Stock Option Plan, as set forth in the
Proxy Statement.

                    [  ]  FOR                  [  ]  AGAINST
     [  ]  ABSTAIN


   IF NO BOX IS MARKED ABOVE WITH RESPECT TO PROPOSALS 2 AND/OR 3, THE UNDERSIGNED WILL BE DEEMED TO HAVE VOTED FOR SUCH PROPOSALS.

   4. In their discretion, upon such other matters as may properly come before the Annual Meeting.

   The invalidity, illegality or unenforceability of any particular provision of this Proxy shall be construed in all respects as if such invalid, illegal or unenforceable provision were omitted without affecting the validity, legality or enforceability of the remaining provisions hereof.

(Continued on next page.)

PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY, USING THE ENCLOSED ENVELOPE.

                                               Please sign below exactly
as name appears on this
                                               Proxy.  If shares are
registered in more than one
                                               name, all such persons
should sign.  A
                                               corporation should sign in
its full corporate
                                               name by a duly authorized
officer, stating his
                                               title.  Trustees,
guardians, executors and
                                               administrators should sign
in their official
                                               capacity, giving their
full title as such.  If a
                                               partnership, please sign
in the partnership name
                                               by authorized persons.
Make sure that the name
                                               on your stock
certificate(s) is exactly as you
                                               indicate below.



Dated:_______________________________, 1996



______________________________________________
                                               (Signature)
[mailing label]






______________________________________________
                                               (Signature if held
Jointly)



______________________________________________
                                               (Title or authority (if
applicable))


**THIS IS YOUR PROXY CARD**